Exhibit 10.10

Second Amendment to Shared Services Agreement

This Second Amendment to Shared Services Agreement  dated as of August 28, 2012 (the “Effective Date”) and entered into between PositiveID Corporation, a Delaware corporation (“PSID”), and VeriTeQ Acquisition Corporation, a Florida corporation (“VeriTeQ”) is an amendment to the Shared Services Agreement between PSID and VeriTeQ dated January 11, 2012, and as further amended June 25, 2012.

The amendments are as follows:

1.
Effective September 1, 2012 the monthly charge for shared services as outlined in Section 1.2(a)(i) of the Shared Services Agreement shall be reduced from $12,000 (twelve thousand and 00/100 dollars) to $5,000 (five thousand and 00/100 dollars).

All other terms of the Shared Services Agreement dated January 11, 2012, as further amended June 25, 2012, not specifically amended herein shall remain as originally written.

IN WITNESS WHEREOF, the parties have executed this Agreement as of August 28, 2012.

POSITIVEID CORPORATION

By:	/s/ William Caragol
Name:	William Caragol
Title:	Chief Executive Officer
Date:	August 28, 2012

VERITEQ ACQUISITION CORPORATION

By:	/s/ Scott R. Silverman
Name:	Scott R. Silverman
Title:	Chief Executive Officer
Date:	August 28, 2012